I n v e s t o r P r e s e n t a t i o n P R O P R I E T A R Y & CO N F I D E N T I A L Q 4 | 2 0 2 4

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “would,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our ability to obtain funding on favorable terms and access the capital markets; our ability to achieve optimal levels of leverage and effectively manage our liquidity; changes in inflation, the yield curve, interest rates and mortgage prepayment rates; our ability to manage credit risk related to our investments and comply with the Risk Retention Rules; rates of default, delinquencies, forbearance, deferred payments or decreased recovery rates on our investments; the concentration of properties securing our securities and residential loans in a small number of geographic areas; our ability to execute on our business and investment strategy; our ability to determine accurately the fair market value of our assets; changes in our industry, the general economy or geopolitical conditions; our ability to successfully integrate and realize the anticipated benefits of any acquisitions, including the Palisades Acquisition; our ability to operate our investment management and advisory services and manage any regulatory rules and conflicts of interest; the degree to which our hedging strategies may or may not be effective; our ability to effect our strategy to securitize residential mortgage loans; our ability to compete with competitors and source target assets at attractive prices; our ability to find and retain qualified executive officers and key personnel; the ability of servicers and other third parties to perform their services at a high level and comply with applicable law and expanding regulations; our dependence on information technology and its susceptibility to cyber-attacks; our ability to comply with extensive government regulation; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; our ability to maintain our classification as a real estate investment trust for U.S. federal income tax purposes; the volatility of the market price and trading volume of our shares; and our ability to make distributions to our stockholders in the future.. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. We use our website (www.chimerareit.com) as a channel of distribution of company information. The information we post on our website may be deemed material. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Chimera when you enroll your email address by visiting our website, then clicking on “News and Events" and selecting "Email Alerts" to complete the email notification form. Our website and any alerts are not incorporated into this document. All information in this presentation is as of December 31, 2024, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Disclaimer 2

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . This presentation includes certain non-GAAP financial measures, including earnings available for distribution. We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate our non-GAAP metrics, such as earnings available for distribution, differently than our peers making comparative analysis difficult. Non-GAAP Financial Measures 3

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Chimera is a Credit-Focused Hybrid Mortgage REIT We strive to provide attractive risk-adjusted returns and long-term value for our shareholders using securitization, asset selection, and leverage.  We are a Real Estate Investment Trust (REIT) founded in 2007.  As a result of the Palisades Acquisition, we began providing third-party investment management and advisory services.  Our hybrid approach allows us to maintain flexibility in portfolio allocation and liability management.  Our equity capital is approximately $2.5 billion, including approximately $1.6 billion common stock and $930 million preferred stock.  We have declared dividends of $6.4 billion to common and preferred stockholders since inception.  Our portfolio contains residential mortgage loans and mortgage-backed securities.  Our residential mortgage loan portfolio is comprised of Reperforming Loans (RPLs), Non-QM Loans, Investor Loans, Residential Transition Loans (RTLs), and Prime Jumbo Loans, which represents a significant part of our business.  We use leverage to enhance our returns and to finance the acquisition of mortgage assets through several funding sources including repurchase agreements (repo), warehouse lines, unsecured debt, and, most importantly, asset securitization.  Our total leverage ratio is 4.0x and recourse leverage ratio is 1.2x. 4

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Q4’24 Overview  Our book value per share for Q4’24 was $19.72, compared to $22.35 in Q3’24.  Generated $0.37 per share of Earnings Available for Distribution (EAD).(1)  Declared a dividend of $0.37 per common share in the fourth quarter of 2024.  Completed acquisition of Palisades Group, an alternative asset manager that manages and invests, on behalf of third parties, in residential real estate assets across a broad spectrum of credit products.  Remained very active with our portfolio during the quarter.  Sold approximately $537 million current face of Agency CMOs during the quarter. o Proceeds were used to fund the acquisition of Palisades Group and for asset purchases.  Settled $129 million unpaid principal balance (UPB) of RTLs, committed to purchasing $130 million UPB expected to settle in early 2025.  Committed to the purchase of a Non-QM DSCR loan pool of $308(2) million unpaid principal balance, which settled into a securitization in January 2025 (CIM 2025-I1).  Interest rate hedges provide flexibility for the management of our NIM.  $1.5 billion of interest rate swaps, at a weighted average pay-fixed rate of 3.56%, protect approximately 69% of our floating rate liabilities. o The weighted average maturity on the Company’s interest rate swaps is less than one year.  Executed on 2-year Treasury Note Futures to hedge execution risk of the CIM 2025-I1 securitization.  Post quarter-end, exercised $500 million of interest rate swaptions at a pay-fixed rate of 3.45%, executed on $50 million of Eris SOFR swap futures at a pay-fixed rate of 4.00%, and entered into a $1 billion 2- year interest rate cap with a 3.95% strike. 5 (1) Earnings available for distribution per adjusted diluted common share is a non-GAAP measure. See additional discussion in the Appendix section of this presentation for GAAP to Non-GAAP reconciliations. (2) Post paydowns and kickouts, settled on and securitized $288 million of loans.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . 2024 Year in Review Against a volatile market backdrop, we managed our portfolio through increased liquidity and diversified sources of income.  Economic return of 4.4% for the year.(1)  Declared $1.42 dividends per share in 2024.  Completed acquisition of Palisades Group.  Purchased approximately $102 million current face in subordinated tranches of third-party mortgage securitizations.  Purchased approximately $1 billion current face in floating rate Agency CMOs, providing an attractive return and serving as a source of liquidity.(2)  Committed to purchasing $1.1 billion unpaid principal balance of residential mortgage loans in 2024.  Approximately 44% were seasoned reperforming loans (RPLs), 29% were Non-QMs, and the remainder were RTLs.  $130 million UPB of RTLs expected to settle and $308(3) million UPB of Non-QMs settled in the first quarter of 2025.  Apart from the RTLs, all loans were financed or expected to be financed through non-recourse term securitization transactions. 6  Sponsored CIM 2024-R1, a $468 million securitization of seasoned reperforming residential mortgages.  Secured recourse financing increased by net $392 million year-over-year.  Secured financing facilities backed by residential credit assets increased by $35 million.  Secured financing backed by Agency CMOs increased by $403 million.  Issued two unsecured senior notes totaling $140(4) million at a weighted average coupon of 9.13% – both of which are callable in 2026.  Over the year, we converted $1.5 billion of interest rate swaptions to swaps with a weighted average pay-fixed rate of 3.56%. (1) Our economic return on book value is calculated as the overall change in book value for the period plus dividends. (2) $537 million sold in Q4’24 – proceeds were used for the acquisition of Palisades Group and asset purchases. (3) Post paydowns and kickouts, settled on and securitized $288 million of loans. (4) After deducting the debt issuance costs, the Company received approximately $134 million.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Assets Liabilities Other Assets Cash Agency RMBS Agency CMBS Non Agency RMBS Loans Equity Other Liabilities Unsecured Debt Repo Securitized Debt Residential Mortgage Loans: $11,197 (85%) Q4’24 GAAP Balance Sheet ($ Millions)(1) Non-Agency RMBS: $1,064 (8%) Repo (Secured Recourse Financing): $2,824 (22%) Equity(4): $2,526 (19%) Securitized Debt (Non-Recourse Financing): $7,056 (54%) Total Liabilities ($ Millions): $10,590(3)Total Assets ($ Millions): $13,116(2) 7 Total Portfolio | GAAP Balance Sheet Our capital is mainly allocated to residential mortgage loans, financed with securitized debt (non-recourse) and repo (secured recourse) financing. (1) At Fair Value. (2) Assets includes $84 million of Cash, $519 million of Agency MBS (RMBS and CMBS), and $252 million of Other Assets (3) Liabilities include $575 million of Other Liabilities and $135 million of Unsecured Debt. (4) Equity includes $930 million of Preferred Equity.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . 13,103 Preferred Equity: $930 (7%) Securitized Debt (Non-Recourse Financing): $7,056 (54%) Common Equity: $1,596 (12%) Senior Unsecured Debt (Long term Debt): $140 (1%)(2) Capital Structure Overview We use several funding sources to finance our investments including repurchase agreements (repo), warehouse lines, unsecured debt and, most importantly, asset securitization. Series Notional Coupon Floating Info A $145 8.00% Fixed B $325 10.38%(4) SOFR + Tenor Adj + 579 C $260 7.75% Float as of Sept’25 D $200 9.97%(5) SOFR + Tenor Adj +538 Total $930 9.19% Floating Rate Repo (Secured Recourse Financing) $2,161(3) Floating Rate Preferred Equity $525 Total Floating Rate Sensitivity $2,686 Interest Rate Hedges $1,500 Hedge Percentage 56% Net Floating Rate Exposure $1,186 Preferred Details ($ Millions) Floating Rate Sensitivity ($ Millions) Repo (Secured Recourse Financing): $2,824 (22%) Q4’24 Expected Repo Maturities ($ Millions) Total Liabilities & Stockholders’ Equity ($ Millions): $13,116(1) 8 $1,294 $174 $9 $112 $400 $515 $319 $0 $400 $800 $1,200 $1,600 0-3 Months 3-6 Months 6-12 Months 12 Months+ MtM Limited MtM Non MtM (1) At Fair Value. (2) After deducting the debt issuance cost of $2.7 million, the Company received approximately $62 million with the May 2024 Unsecured Debt Offering. After deducting the debt issuance cost of $2.9 million, the Company received approximately $72 million with the August 2024 Unsecured Debt Offering. (3) Excludes $240 million of capped floating rate financing. (4) Series B coupon is equal to three-month CME Term SOFR (plus a LIBOR to SOFR Tenor spread adjustment of 0.26%) plus a spread of 5.79%. (5) Series D coupon is equal to three- month CME Term SOFR (plus a LIBOR to SOFR Tenor spread adjustment of 0.26%) plus a spread of 5.38%.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e .  $2.8 billion in repo (secured recourse financing) liabilities  $1.5 billion of Mark-to-Market (MtM) financing  1.2x recourse leverage  48% of repos are Non-MtM and Limited MtM  $1.5 billion of interest rate swaps hedge 69% of our floating rate liabilities(1) − Weighted average pay-fixed rate of 3.56% − Weighted average maturity is less than one year  Post fourth quarter of 2024, exercised $500 million of interest rate swaptions at a pay-fixed rate of 3.45%, executed on $50 million of Eris SOFR swap futures at a pay-fixed rate of 4.00%, and entered into a $1 billion 2- year interest rate cap with a 3.95% strike.  $3.2 billion in repo (secured recourse financing) liabilities  $1.8 billion of Mark-to-Market (MtM) financing  1.2x recourse leverage  43% of repos are Non-MtM and Limited MtM  $1.5 billion of interest rate swaps hedge 59% of our floating rate liabilities(2) − Weighted average pay-fixed rate of 3.56% − Weighted average maturity is less than one year  $500 million of interest rate swaptions (expire Jan. 2025) − Weighted average pay-fixed rate of 3.45% Q4’24 Q3’24 $1,477 $273 $411 $240 $423 $1,500 $500 Recourse Financing Hedges Floating MtM Floating Limited MtM Floating Non MtM Capped Floating Limited MtM Fixed Non MtM Swaps Floating Rate(1): $2,161 (77%) Q4’24 Secured Recourse Financing & Interest Rate Hedges ($ in Millions) Total: $2,824 Total: $2,000 Non-MtM & Limited MtM: $1,347 (48%) Interest Rate Swaptions Interest Rate Swaps $1,847 $278 $418 $241 $445 $1,500 $500 Recourse Financing Hedges Floating MtM Floating Limited MtM Floating Non MtM Capped Floating Limited MtM Fixed Non MtM Swaps Floating Rate(2): $2,543 (79%) Q3’24 Secured Recourse Financing & Interest Rate Hedges ($ in Millions) Total: $3,229 Total: $2,000 Non-MtM & Limited MtM: $1,382 (43%) Interest Rate Swaptions Interest Rate Swaps Secured Recourse Financing & Interest Rate Hedging 9 (1) Excludes $240 million of capped floating rate financing. (2) Excludes $241 million of capped floating rate financing.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e .  We acquire residential mortgage loans from banks, non-bank financial institutions and government sponsored agencies.  We finance purchases of mortgage loans via warehouse facilities and repurchase agreements (recourse financing).  We securitize mortgage loans by selling senior securities (long-term non-recourse financing) and retaining subordinate and interest-only securities.  We finance retained securities via repurchase agreements (secured recourse financing) to enhance our return on investment. Our Residential Mortgage Loan Process Q4’24 Key Loan Statistics Total Current Unpaid Principal Balance (UPB) $11.2 Billion(1) Total Number of Loans 103,571 Weighted Average Loan Size $108K Weighted Average Coupon 5.98% Weighted Average FICO 667 Weighted Average Loan Age (WALA) 190 Months Weighted Average Original Loan-to-Value (LTV) 78% Amortized Loan-to-Value (LTV) 64% HPI Updated Loan-to-Value (LTV)(2) 43% 60+ Days Delinquent 9.3% Our loan portfolio is very seasoned, with 77% of loans originated 2008 and prior. $8.7 $2.5 UPB Originated Prior to 2008 UPB Originated After 2008 162 173 184 180 184 190 2019 2020 2021 2022 2023 2024 Loan Origination Year ($ Billions) Weighted Average Loan Age (Months) Residential Mortgage Overview 10 Source: Bloomberg and IntexCalc. (1) Includes $626MM of Residential Mortgage Loans held in financing trusts and $580MM of Non-QM and Prime Jumbo securitizations. (2) HPI LTV data as of October 2024.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Our loan portfolio has benefitted from historical levels of home equity due to home price appreciation. S&P Case Shiller National HPI(1) HPI Updated LTV(1) (%) 100 150 200 250 300 350 2000 2004 2008 2012 2016 2020 2024 66 62 52 49 45 43 2019 2020 2021 2022 2023 2024 Delinquencies on our loan portfolio have been low – currently at lowest level since 2019. Our loan portfolio has a weighted average coupon of 5.98%. 60+ Day Delinquency (%) Weighted Average Coupon (%) 9.9 12.9 11.9 10.7 9.5 9.3 2019 2020 2021 2022 2023 2024 6.54 6.30 6.10 5.85 5.96 5.98 2019 2020 2021 2022 2023 2024 Residential Mortgage Loans Overview 11 Source: Bloomberg and IntexCalc. (1) HPI LTV data as of October 2024.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e .  We currently have RMBS & Loan issuance with an unpaid principal balance of approximately $13 billion outstanding.  Re-securitization is an additional source for future capital re-deployment. Securitization History ($ Millions) 0 2,000 4,000 6,000 8,000 10,000 2008 2011 2015 2018 2021 2024 Senior Subordinated Securitization Activity We have completed 105 deals and securitized $53 billion of residential mortgage assets, including Legacy Non-Agency RMBS, Seasoned Reperforming Loans, Agency Eligible Investor Loans, Non-QM DSCR loans, and Prime Jumbo loans, since inception. Vintage Type # of Deals Issued Total Orig. Balance Senior Bond Orig. Balance Subordinated Bond Orig. Balance # of Deals Outstanding 2008 Loan 2 771 671 100 2 2009 RMBS 3 3,535 1,965 1,570 2 2010 RMBS 14 5,638 2,156 3,482 6 2011 RMBS 2 359 177 182 2 2012 Loan 3 1,497 1,378 119 - 2014 Loan & RMBS 2 816 522 294 - 2015 Loan 4 2,048 1,385 663 - 2016 Loan 6 5,862 4,149 1,713 1 2017 Loan 9 7,364 5,218 2,147 - 2018 Loan 9 3,022 2,210 812 3 2019 Loan 12 5,007 3,850 1,157 11 2020 Loan 11 4,164 3,254 909 9 2021 Loan 14 8,202 6,522 1,680 14 2022 Loan 5 1,571 1,156 415 5 2023 Loan 8 2,553 1,991 562 8 2024 Loan 1 468 352 116 1 105 $52,878 $36,957 $15,921 64 12

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Q4’24 Key Loan Statistics Total Original Unpaid Principal Balance (UPB) $16.6 Billion Total Current Unpaid Principal Balance (UPB) $10 Billion Total Number of Loans 100,822 Weighted Average Loan Size $99K Weighted Average Coupon 5.96% Weighted Average FICO 656 Weighted Average Loan Age (WALA) 209 Months Amortized Loan-to-Value (LTV) 63% HPI Updated Loan-to-Value (LTV)(1) 40% 60+ Days Delinquent 9.4% 7 8 9 10 11 12 4 8 12 16 0.4 0.5 0.6 0.7 0.8 0.9 5 15 25 35 45 55 60+ Day Delinquency (%) 3 Month Prepayment Rate (CPR %) 3 Month Default Rate (%) 3 Month Loss Severity (%) RPL Securitization Credit Performance Reperforming Loans are a cornerstone of our portfolio. Residential Credit fundamentals and performance have been stable, given home price appreciation and the fully seasoned nature of our loans. 13 Source: Bloomberg and IntexCalc. (1) HPI LTV data as of October 2024.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Capital • Completed acquisition of Palisades Group, an alternative asset manager that manages and invests, on behalf of third parties, in residential real estate assets across a broad spectrum of credit products. • We expect to continue to acquire and securitize mortgage loans as well as further implement our call optimization strategy on our securitizations. • The timing of these re-securitizations is impacted by many factors, including credit performance, prepayment speeds, interest rates, and market volatility. Portfolio Activity • Sold Agency CMOs in Q4 with $537 million current face. • Committed to purchasing a Non-QM DSCR loan pool, in the amount of of $308(1) million UPB, which settled into a securitization in January 2025 (CIM 2025 I-1). • Settled $129 million UPB of RTLs, with another $130 million UPB expected to settle in early 2025. Credit Performance • We believe credit performance on our existing loan portfolio remains strong. • The weighted average HPI LTV of our loan portfolio is 43%.(2) • 190 months of seasoning. Financing & Liquidity • Recourse leverage is 1.2x as of Q4’24. • Ended the quarter with $84 million in cash and $526 million in unencumbered assets. Interest Rate Hedging • Current hedges are positioned to deal with an uncertain rate environment. • $1.5 billion of interest rate swaps, with a weighted average maturity less than one year, protecting 69% of our floating rate secured recourse financing.(3) • Post quarter-end, exercised $500 million of interest rate swaptions at a pay-fixed rate of 3.45%, executed on $50 million of Eris SOFR swap futures at a pay-fixed rate of 4.00%, and entered into a $1 billion 2- year interest rate cap with a 3.95% strike. Q4’24 Summary 14 (1) Post paydowns and kickouts, settled on and securitized $288 million of loans. (2) HPI LTV data as of October 2024. (3) Excludes $240 million of capped floating rate financing.

Q 4 . 2 0 2 4 | I n v e s t o r P r e s e n t a t i o n Appendix

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . $20.25 $21.32 $21.27 $22.35 $19.72 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 2024 Economic Return: 4.4% $0.16 $1.36 $0.41 $1.39 ($2.04) Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 $0.40 $0.37 $0.37 $0.36 $0.37 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 1.00x 0.90x 1.00x 1.23x 1.17x Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 $222 $169 $162 $97 $84 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 $377 $418 $486 $550 $526 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 GAAP Earnings Per Share Earnings Available For Distribution (EAD) Per Share(1) GAAP Book Value Per Share Recourse Leverage Cash ($ Millions) Unencumbered Assets Market Value ($ Millions) Financial Metrics 16 (1) Earnings available for distribution per adjusted diluted common share is a non-GAAP measure. See additional discussion in the Appendix section of this presentation for GAAP to Non-GAAP reconciliations.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Earnings available for distribution is a non-GAAP measure and is defined as GAAP net income excluding (i) unrealized gains or losses on financial instruments carried at fair value with changes in fair value recorded in earnings, (ii) realized gains or losses on the sales of investments, (iii) gains or losses on the extinguishment of debt, (iv) changes in the provision for credit losses, (v) unrealized gains or losses on derivatives, (vi) realized gains or losses on derivatives, (vii) transaction expenses, (viii) stock compensation expenses for retirement eligible awards, (ix) amortization of intangibles and depreciation expenses, (x) non-cash imputed compensation expense related to business acquisitions, and (xi) other gains and losses on equity investments. Non-cash imputed compensation expense reflects the portion of the consideration paid in the Palisades Acquisition that pursuant to the seller’s contractual arrangements is distributable to the seller’s legacy employees (who are now our employees) and that for GAAP purposes is recorded as non-cash imputed compensation expense with an offsetting entry recorded as non-cash contribution from a related party to our shareholder’s equity. The excluded amounts do not include any normal, recurring compensation paid to our employees. Transaction expenses are primarily comprised of costs only incurred at the time of execution of our securitizations, certain structured secured financing agreements, and business combination transactions and include costs such as underwriting fees, legal fees, diligence fees, accounting fees, bank fees and other similar transaction-related expenses. These costs are all incurred prior to or at the execution of the transaction and do not recur. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. We believe that excluding these costs is useful to investors as it is generally consistent with our peer group’s treatment of these costs in their non-GAAP measures presentation, mitigates period to period comparability issues tied to the timing of securitization and structured finance transactions, and is consistent with the accounting for the deferral of debt issue costs prior to the fair value election option made by us. In addition, we believe it is important for investors to review this metric which is consistent with how management internally evaluates the performance of the Company. Stock compensation expense charges incurred on awards to retirement eligible employees is reflected as an expense over a vesting period (generally 36 months) rather than reported as an immediate expense. We view Earnings available for distribution as one measure of our investment portfolio's ability to generate income for distribution to common stockholders. Earnings available for distribution is one of the metrics, but not the exclusive metric, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other metrics that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include, among others, REIT taxable income, dividend yield, book value, cash generated from the portfolio, reinvestment opportunities and other cash needs. To maintain our qualification as a REIT, U.S. federal income tax law generally requires that we distribute at least 90% of our REIT taxable income annually, determined without regard to the deduction for dividends paid and excluding net capital gains. Earnings available for distribution, however, is different than REIT taxable income, and the determination of whether we have met the requirement to distribute at least 90% of our annual REIT taxable income is not based on Earnings available for distribution. Therefore, Earnings available for distribution should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay. We believe Earnings available for distribution helps us and investors evaluate our financial performance period over period without the impact of certain non-recurring transactions. Therefore, Earnings available for distribution should not be viewed in isolation and is not a substitute for or superior to net income or net income per basic share computed in accordance with GAAP. In addition, our methodology for calculating Earnings available for distribution may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and accordingly, our Earnings available for distribution may not be comparable to the Earnings available for distribution reported by other REITs. Earnings Available for Distribution 17

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Earnings Available for Distribution The following table provides GAAP measures of net income and net income per diluted share available to common stockholders for the periods presented and details with respect to reconciling the line items to Earnings available for distribution and related per average diluted common share amounts. Earnings available for distribution is presented on an adjusted dilutive shares basis. 18 For the Quarters Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 (dollars in thousands, except per share data) GAAP Net income (loss) available to common stockholders $ (168,275) $ 113,672 $ 33,913 $ 111,016 $ 12,104 Adjustments (1): Net unrealized (gains) losses on financial instruments at fair value 181,197 (104,012) (11,231) (76,765) (6,815) Net realized (gains) losses on sales of investments 1,468 — — 3,750 3,752 (Gains) losses on extinguishment of debt — — — — 2,473 Increase (decrease) in provision for credit losses 4,448 358 3,684 1,347 2,330 Net unrealized (gains) losses on derivatives (276) 14,457 (11,955) (5,189) 15,871 Realized (gains) losses on derivatives (641) 4,864 17,317 — — Transaction expenses 4,707 2,317 — 67 425 Stock Compensation expense for retirement eligible awards (307) (424) (419) 1,024 (391) Amortization of intangibles and depreciation expenses (2) 321 — — — — Non-cash imputed compensation related to business acquisition 10,296 — — — — Other investment (gains) losses (2,490) (1,366) (1,001) (4,686) 986 Earnings available for distribution $ 30,448 $ 29,866 $ 30,308 $ 30,564 $ 30,735 GAAP net income (loss) per diluted common share $ (2.04) $ 1.39 $ 0.41 $ 1.36 $ 0.16 Earnings available for distribution per adjusted diluted common share $ 0.37 $ 0.36 $ 0.37 $ 0.37 $ 0.40 (1) As a result of the Palisades Acquisition, we updated the determination of earnings available for distribution to exclude non-recurring acquisition-related transaction expenses, non-cash amortization of intangibles and depreciation expenses, and non-cash imputed compensation expenses. These expenses are excluded as they relate to the Palisades Acquisition and are not directly related to generation of our portfolio’s investment income. (2) Non-cash amortization of intangibles and depreciation expenses related to Palisades Acquisition.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Net Asset Breakout 19 Net Asset Breakout Q4'24 Q3'24 Direct Holdings Securitization Trusts Financing Trusts Total Direct Holdings Securitization Trusts Financing Trusts Total Investments: Non-Agency RMBS, at fair value 834,826,241 229,342,847 - 1,064,169,087 880,819,478 241,016,668 - 1,121,836,146 Agency MBS, at fair value 519,217,700 - - 519,217,700 1,018,918,229 - - 1,018,918,229 Residential Mortgage Loans(1) RPL - 9,580,395,227 (0) 9,580,395,227 - 10,044,194,082 (0) 10,044,194,082 Investor - 565,924,645 - 565,924,645 - 596,968,023 - 596,968,023 RTL - - 212,978,093 212,978,093 - - 119,690,280 119,690,280 Jumbo Prime - - 388,917,846 388,917,846 - - 404,924,787 404,924,787 Total Investment Assets 1,354,043,940 10,375,662,719 601,895,939 12,331,602,598 1,899,737,707 10,882,178,773 524,615,068 13,306,531,547 Securitized debt, collateralized by: Non-Agency RMBS - 71,247,309 - 71,247,309 - 72,174,357 - 72,174,357 Residential Mortgage Loans - - RPL - 6,569,803,080 - 6,569,803,080 - 6,874,242,573 - 6,874,242,573 Investor - 414,692,027 - 414,692,027 - 440,168,602 - 440,168,602 Secured financing agreements, secured by: Non-Agency RMBS 540,493,193 112,993,000 - 653,486,193 547,598,193 114,339,000 - 661,937,193 Agency RMBS 431,767,000 - - 431,767,000 866,831,475 - - 866,831,475 Residential Mortgage Loans RPL - 1,254,382,252 - 1,254,382,252 - 1,264,720,834 - 1,264,720,834 RTL - - 165,279,437 165,279,437 - - 96,476,035 96,476,035 Jumbo Prime - - 319,455,697 319,455,697 - - 338,782,341 338,782,341 Total Investment Liabilities 972,260,193 8,423,117,667 484,735,134 9,880,112,994 1,414,429,668 8,765,645,366 435,258,376 10,615,333,410 Net Assets 381,783,747 1,952,545,051 117,160,805 2,451,489,604 485,308,039 2,116,533,407 89,356,691 2,691,198,137 (1) Table above excludes approximately $449 million and $118 million of Loans held for investment as of December 31, 2024 and September 30, 2024, which were purchased prior to the reporting dates and settled subsequent to the reporting periods..

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Net Interest Spread The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented. 20 For the Quarters Ended December 31, 2024 September 30, 2024 December 31, 2023 (dollars in thousands) (dollars in thousands) (dollars in thousands) Average Balance Interest Average Yield/Cost Average Balance Interest Average Yield/Co st Average Balance Interest Average Yield/Cost Assets: Interest-earning assets (1): Agency RMBS (3) $ 682,811 $ 10,505 6.1% $ 627,966 $ 10,343 6.6% $ 19,136 $ 303 6.3 % Agency CMBS 41,906 507 4.8% 44,236 502 4.5% 105,270 1,138 4.3 % Non-Agency RMBS 1,000,496 29,508 11.8% 978,811 30,365 12.4% 950,366 29,611 12.5 % Loans held for investment 11,107,918 150,674 5.4% 11,260,536 152,355 5.4% 11,882,662 158,501 5.3 % Total $ 12,833,131 $ 191,194 6.0% $ 12,911,549 $ 193,565 6.1% $ 12,957,434 $ 189,553 5.9 % Liabilities and stockholders' equity: Interest-bearing liabilities (2): Secured financing agreements collateralized by: Agency RMBS (3) $ 637,645 $ 7,438 5.0% $ 537,265 $ 7,563 5.7% $ — $ — — % Agency CMBS 29,194 366 5.0% 31,001 423 5.5% 75,847 1,071 5.6 % Non-Agency RMBS 657,762 10,537 6.4% 649,412 11,088 6.8% 710,550 13,561 7.6 % Loans held for investment 1,745,522 27,973 6.4% 1,699,744 26,643 6.3% 1,761,188 30,298 6.9 % Securitized debt 7,670,967 72,209 3.8% 7,887,609 73,867 3.7% 8,422,017 76,327 3.6 % Long term debt (3) 139,750 3,474 9.9% 99,938 2,470 9.9% — — — % Total $ 10,880,840 $ 121,997 4.5% $ 10,904,969 $ 122,054 4.5% $ 10,969,602 $ 121,257 4.4 % Economic net interest income/net interest rate spread $ 69,197 1.5% $ 71,511 1.6% $ 68,296 1.5 % Net interest-earning assets/net interest margin $ 1,952,291 2.2% $ 2,006,580 2.2% $ 1,987,832 2.1 % Ratio of interest-earning assets to interest bearing liabilities 1.18 1.18 1.18 (1) Interest-earning assets at amortized cost. (2) Interest includes periodic net interest cost on swaps. (3) These amounts have been adjusted to reflect the daily outstanding averages for which the financial instruments were held during the period.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . $100 MM Non-Agency Mortgage Bond/Loans $100 MM Trust (Non-Agency RMBS Collateral) $75 MM Senior A Note Sold to Third Party $25 MM Subordinate B Note Retained by CIM $15 MM Repo Financing $10 MM Equity Deposit Principal & Interest Losses & Interest Recourse Financing  CIM deposits the bond or loans into a trust  The trust issues bonds backed by the cashflow of the underlying bond or loans  The Senior A note receives all principal from the collateral and interest on its $75MM bond until the bond is paid off  The Subordinate B note receives interest on its $25MM bond, absorbs losses and starts to receive principal only after the Senior A note is paid in full  3x Non-Recourse Leverage  60% of the Subordinate B note is financed through a repurchase agreement  The remaining 40% of the Subordinate B note is equity.  1.5x Recourse Leverage Securitization Process Chimera (CIM) has created term-funding through securitization.(1) In the example below, CIM buys $100MM Non-Agency mortgage bonds or loans from a dealer for securitization. 21 (1) This hypothetical diagram below shows the typical structure of our securitization transactions.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . CONSOLIDATED LOAN SECURITIZATIONS ORIGINAL FACE ($ Thousands) REMAINING FACE ($ Thousands) WEIGHTED AVERAGE COUPON (WAC) VINTAGE DEAL TOTAL SOLD RETAINED TOTAL SOLD RETAINED Outstanding Bonds Sold Underlying Collateral FIRST CALL DATE 2024 CIM 2024-R1 468,148 351,813 116,335 446,882 330,560 116,321 4.75% 5.74% Clean-up Call 2023 CIM 2023-I2 238,530 202,750 35,780 197,630 161,793 35,780 6.71% 7.14% Jul-26 2023 CIM 2023-R4 393,997 343,368 50,629 336,546 285,920 50,626 5.03% 5.73% Apr-28 2023 CIM 2023-NR2 66,661 48,328 18,333 53,109 37,094 16,014 6.00% 5.27% Currently Callable 2023 CIM 2023-R3 450,834 394,479 56,355 384,167 327,768 56,355 4.50% 5.57% Apr-25 2023 CIM 2023-I1 236,161 205,578 30,583 193,780 163,197 30,583 6.37% 7.39% Apr-26 2023 CIM 2023-R2 447,384 364,841 82,543 370,823 288,325 82,498 5.50% 6.28% Mar-28 2023 CIM 2023-NR1 134,016 97,161 36,855 95,760 58,234 37,526 6.00% 4.97% Currently Callable 2023 CIM 2023-R1 585,718 512,503 73,215 481,706 409,176 72,513 5.40% 6.29% Jan-25 2022 CIM 2022-NR1 144,912 105,061 39,851 117,602 79,764 37,838 5.00% 4.41% Currently Callable 2022 CIM 2022-R3 369,891 327,168 42,723 287,751 245,094 42,657 4.57% 5.51% Sep-27 2022 CIM 2022-I1 219,442 122,997 96,445 182,338 85,893 96,445 4.35% 4.73% Currently Callable 2022 CIM 2022-R2 508,202 440,865 67,337 404,070 336,879 67,127 3.82% 4.81% May-27 2022 CIM 2022-R1 328,226 294,090 34,136 246,341 212,165 34,115 3.05% 4.55% Feb-27 2021 CIM 2021-NR4 167,596 125,747 41,849 104,236 58,524 45,712 2.82% 5.75% Currently Callable 2021 CIM 2021-R6 353,797 336,284 17,513 200,717 183,198 17,513 1.65% 6.18% Sep-26 2021 CIM 2021-R5 450,396 382,836 67,560 321,837 255,040 66,798 2.00% 5.64% Currently Callable 2021 CIM 2021-R4 545,684 463,831 81,853 322,442 240,982 81,460 2.00% 6.68% Currently Callable 2021 CIM 2021-R3 859,735 730,775 128,960 460,047 331,545 128,502 1.95% 6.76% Apr-25 2021 CIM 2021-NR3 117,373 82,161 35,212 58,530 18,913 39,617 5.57% 6.86% Currently Callable 2021 CIM 2021-R2 1,497,213 1,272,631 224,582 718,944 494,542 224,403 2.07% 7.04% Mar-25 2021 CIM 2021-NR2 240,425 180,318 60,107 126,649 53,475 73,175 5.57% 4.37% Currently Callable 2021 CIM 2021-R1 2,098,584 1,783,797 314,787 1,057,055 741,842 314,787 1.94% 7.36% Feb-25 2021 CIM 2021-NR1 232,682 162,877 69,805 110,168 26,520 83,648 5.57% 7.69% Currently Callable 2020 CIM 2020-R7 653,192 562,023 91,169 352,146 261,984 90,162 2.44% 6.20% Currently Callable 2020 CIM 2020-R6 418,390 334,151 84,239 251,695 168,079 83,616 2.25% 5.37% Currently Callable 2020 CIM 2020-R5 338,416 257,027 81,389 158,728 77,499 81,229 2.50% 5.51% Clean-up Call 2020 CIM 2020-R3 438,228 328,670 109,558 243,431 135,521 107,909 4.00% 5.55% Currently Callable 2020 CIM 2020-R2 492,347 416,761 75,586 277,717 204,082 73,895 2.67% 4.33% Clean-up Call 2020 CIM 2020-R1 390,761 317,608 73,153 238,454 166,322 72,132 2.90% 5.89% Currently Callable 2019 SLST 2019-1 1,217,441 941,719 275,722 733,451 513,144 210,536 3.50% 4.46% Currently Callable 2019 CIM 2019-R5 315,039 252,224 62,815 149,366 86,864 61,981 3.01% 5.81% Clean-up Call 2019 CIM 2019-R4 320,802 256,641 64,161 161,620 99,508 62,112 3.00% 6.33% Currently Callable 2019 CIM 2019-R3 342,633 291,237 51,396 143,103 93,209 49,894 2.63% 6.71% Currently Callable 2019 CIM 2019-R2 464,327 358,172 106,155 272,322 168,935 103,387 3.49% 5.44% Clean-up Call 2019 CIM 2019-R1 371,762 297,409 74,353 205,574 133,103 72,471 3.25% 5.04% Currently Callable 2018 CIM 2018-R3 181,073 146,669 34,404 53,349 21,564 31,606 4.33% 7.29% Currently Callable 2016 CIM 2016-FRE1 185,811 115,165 70,646 67,502 9,713 57,789 3.96% 4.79% Currently Callable 2008 PHHMC 2008-CIM1 619,710 549,142 70,568 6,390 4,751 1,616 6.74% 4.87% Do Not Hold Call Rights TOTAL $17,905,539 $14,756,877 $3,148,662 $10,593,978 $7,570,721 $3,012,349 3.50% 5.94% 22

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e .